INVESCO ENERGY FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        18,684
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           256
          Class C                                                         6,363
          Class Y                                                         1,775
          Investor Class                                                  7,163
          Class R5                                                          783

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 25.43
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 22.24
          Class C                                                       $ 21.60
          Class Y                                                       $ 25.55
          Investor Class                                                $ 25.33
          Class R5                                                      $ 26.17

INVESCO GOLD & PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        34,854
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           702
          Class C                                                         7,441
          Class Y                                                         9,957
          Investor Class                                                 17,860

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $  5.01
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $  4.69
          Class C                                                       $  5.01
          Class Y                                                       $  5.12
          Investor Class                                                $  5.04

INVESCO TECHNOLOGY FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         7,738
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           145
          Class C                                                           897
          Class Y                                                           278
          Investor Class                                                  9,658
          Class R5                                                            3

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $36.78
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                        $32.11
          Class C                                                        $30.88
          Class Y                                                        $37.10
          Investor Class                                                 $36.55
          Class R5                                                       $42.19

INVESCO DIVIDEND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $10,254
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    33
           Class C                                                      $ 1,181
           Class Y                                                      $ 4,405
           Investor Class                                               $   857
           Class R5                                                     $    11
           Class R6                                                     $   800

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2028
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.1178
           Class C                                                      $0.1190
           Class Y                                                      $0.2333
           Investor Class                                               $0.2046
           Class R5                                                     $0.2358
           Class R6                                                     $0.2464

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       55,301
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          250
           Class C                                                       11,740
           Class Y                                                       24,391
           Investor Class                                                 4,107
           Class R5                                                          72
           Class R6                                                       3,571

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 22.39
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 22.45
           Class C                                                      $ 22.66
           Class Y                                                      $ 22.60
           Investor Class                                               $ 22.59
           Class R5                                                     $ 22.39
           Class R6                                                     $ 22.41

INVESCO AMERICAN VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         10

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        29,899
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           330
          Class C                                                         3,305
          Class R                                                         1,479
          Class Y                                                         9,631
          Class R5                                                        3,209
          Class R6                                                        4,435

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 34.96
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 31.00
          Class C                                                       $ 29.53
          Class R                                                       $ 34.69
          Class Y                                                       $ 35.24
          Class R5                                                      $ 35.30
          Class R6                                                      $ 35.35

INVESCO COMSTOCK FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 57,755
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    573
           Class C                                                      $  2,724
           Class R                                                      $  2,666
           Class Y                                                      $ 30,331
           Class R5                                                     $  8,557
           Class R6                                                     $  6,888

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.1990
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.1990
           Class C                                                      $ 0.1177
           Class R                                                      $ 0.1709
           Class Y                                                      $ 0.2271
           Class R5                                                     $ 0.2365
           Class R6                                                     $ 0.2465

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       275,699
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         2,433
           Class C                                                        21,868
           Class R                                                        14,215
           Class Y                                                       129,141
           Class R5                                                       33,377
           Class R6                                                       28,569

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  22.66
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $  22.65
           Class C                                                      $  22.65
           Class R                                                      $  22.66
           Class Y                                                      $  22.66
           Class R5                                                     $  22.65
           Class R6                                                     $  22.65

INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         4,222
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            30
          Class C                                                           473
          Class Y                                                            87

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $17.35
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                        $14.89
          Class C                                                        $14.89
          Class Y                                                        $18.20

INVESCO MID CAP GROWTH FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        62,260
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,173
          Class C                                                         5,244
          Class R                                                           814
          Class Y                                                         2,394
          Class R5                                                        2,574
          Class R6                                                        1,368

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 33.87
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 28.48
          Class C                                                       $ 26.48
          Class R                                                       $ 33.05
          Class Y                                                       $ 35.13
          Class R5                                                      $ 35.41
          Class R6                                                      $ 35.52

INVESCO SMALL CAP VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        69,133
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           690
          Class C                                                         7,344
          Class Y                                                        71,426

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 16.32
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 13.02
          Class C                                                       $ 12.54
          Class Y                                                       $ 16.93

INVESCO VALUE OPPORTUNITIES FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-3826
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        49,725
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,151
          Class C                                                         6,402
          Class R                                                         1,322
          Class Y                                                         1,967
          Class R5                                                          163

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 11.64
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 11.44
          Class C                                                       $ 11.20
          Class R                                                       $ 11.57
          Class Y                                                       $ 11.62
          Class R5                                                      $ 11.66